UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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ADERA MINES LIMITED
(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT
OF
ADERA MINES LIMITED
20710 LASSEN ST.
CHATSWORTH, CA 91311

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about October ____, 2006 to the holders of record as of the close of business on October ___, 2006 of the common stock of ADERA MINES LIMITED (referred to in this Information Statement as "we", "us", "our" or the "Company").

Our Board of Directors has approved, and a total of three stockholders owning 16,740,000 shares of the 31,250,000 shares of common stock outstanding as of the record date have consented in writing to, the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and our By-Laws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote. This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

The date of the Information Statement is October ____, 2006.

GENERAL

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our stock.

We will only deliver one information statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver a separate copy of this information statement to a security holder at a shared address to which a single copy of the document was delivered upon written request to:

ADERA MINES LIMITED
20710 LASSEN ST.
CHATSWORTH, CA 91311

Security holders may also address future requests for separate delivery of information statements and/or annual reports by contacting us at the address listed above.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the NRS and our Bylaws, a vote by the holders of at least a majority of our outstanding capital stock is required to effect the actions described in this Information Statement. Each share of common stock is entitled to one vote.

As of the Record Date, we had 31,250,000 voting shares of common stock issued and outstanding of which 15,625,000 shares are required to pass any stockholder resolutions. The consenting stockholders are the record and beneficial owners of 16,100,000 shares, representing 51.5% of the issued and outstanding shares of common stock. The consenting stockholders voted in favor of the actions described herein in written consents dated October ___, 2006. The consenting stockholders’ names, affiliation with the Company and beneficial holdings are as follows:

Name (1)	Affiliation	Common Stock Owned	Percentage of Outstanding Common Stock
Vision Opportunity Master Fund, Ltd.		11,600,000	37.1%
Sidney L. Anderson	Executive Director, Chairman of the Board	3,000,000	9.6%
Cypress Advisors		1,500,000	4.8%

Total		16,100,000	51.5%
______________________
(i)  (1) No consideration was paid for any stockholder consent.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Sidney L. Anderson currently holds 2,000,000 options which are issued pursuant to the 2006 Equity Incentive Plan and he is eligible to receive additional options under the Plan.

PROPOSALS BY SECURITY HOLDERS

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as to each person who is known to us to be the beneficial owner of more than 5% of our outstanding common stock and as to the security and percentage ownership of each executive officer and director of the Company and all officers and directors of the Company as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as otherwise indicated, we believe that the beneficial owners listed below, based on the information furnished by these owners, have sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percent ownership of that person, we deemed outstanding shares of common stock subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days of September 15, 2006. We did not deem these shares outstanding for purposes of computing the percent ownership of any other person.

Title of Class	Name and Address Of Beneficial Owners (1)	Amount and Nature Of Beneficial Ownership	Percent Of Class (2)
Common Stock	Sidney L. Anderson (3)	5,000,000	15%
Common Stock	William H. Moothart (4)	206,923	*
Common Stock	Gregory A. Nihon (4)	130,000	*
Common Stock	Kerry Stirton (4)	130,000	*
Common Stock	J. Stewart Asbury III (7)	150,000	*
Common Stock	Clayton E. Woodrum (5)	680,000	2.1%
Common Stock	Iain Drummond (4)	130,000	*
Common Stock	Francis Mailhot (6)	1,759,430	5.5%
Common Stock	Caramat Ltd. (8)	3,000,000	9.3%
Common Stock	Vision Opportunity Master Fund Ltd. (9)	17,400,000	46.9%
Common Stock	Ashcrete Research & Development, LLC (10)	1,800,000	5.7%
Common Stock	Nite Capital (10)	1,800,000	5.7%
	All officers and directors (11)	6,426,923	18.7%

(1)
Unless otherwise noted, the address for each of the named beneficial owners is: 20710 Lassen Street, Chatsworth, CA 91311. Unless otherwise indicated, beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and generally includes voting and/or investment power with respect to securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within sixty days of September 15, 2006 are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of ownership set forth in the above table, unless otherwise indicated.

(2)	The calculations of percentage of beneficial ownership are based on 31,250,000 shares of common stock outstanding as of September 15, 2006.

(3)	Includes 2,000,000 shares underlying options exercisable at $0.30 per share.

(4)	Includes 130,000 shares underlying options exercisable at $0.65 per share.

(5)	Includes 500,000 shares underlying options exercisable at $0.30 per share; and a warrant to purchase 60,000 shares at $0.30 per share.

(6)
500,000 shares held by Euro Catalysts Capital Markets Inc; 275,000 shares held by Les Services Financiers. Includes 400,000 shares underlying warrants issued to Euro Catalysts Capital Markets Inc exercisable at $0.30 per share and 500,000 shares underlying warrants issued to Francis Mailhot exercisable at $0.30 per share.

(7)	Includes 50,000 shares underlying warrants exercisable at $0.30 per share.

(8)	Includes 1,000,000 shares underlying warrants exercisable at $0.30 per share. The natural person with voting and investment decision for the selling stockholder is Robert Nihon.

(9)
Excludes 5,800,000 shares underlying warrants exercisable at $0.30 per share. Because such investor may not exercise the warrant to the extent such exercise would cause the aggregate number of shares of common stock beneficially owned by it to exceed 9.9% of the outstanding shares of the common stock following such exercise. However, even though Vision Opportunity Master Fund, Ltd. may not receive additional shares of our common stock in the event that the 9.9% limitation is ever reached, Vision Opportunity Master Fund, Ltd. would have the right to acquire additional shares in the future should its ownership subsequently become less than 9.9%. Vision Opportunity Master Fund, Ltd. has the right at any time to sell any shares purchased under the purchase agreement, which would allow it to avoid the 9.9% limitation.

(10)
Includes 600,000 shares underlying warrants exercisable at $0.30 per share. Keith Goodman, Manager and Partner of Nite Capital, has voting power and investment control over the securities held by Nite Capital. Mr. Goodman disclaims beneficial ownership of these securities. The natural person with voting and investment decision power for Ashcrete Research and Development, LLC is Thomas Scriminger.

(11)	Includes 3,130,000 shares underlying options and warrants.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDER

The following actions were taken based upon the recommendation by our Board of Directors and the written consent of the consenting stockholders.

ACTION 1
AMENDMENT TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO
CHANGE THE NAME

The Board and the consenting stockholders adopted and approved an amendment to our Articles of Incorporation to change our name to Chatsworth Data Solutions, Inc.

The amendment will be referred to in this Information Statement as the “Amendment.” The text of the Amendment is attached to this Information Statement as Exhibit A. The Amendment will become effective once it is filed with the Secretary of State of Nevada. Under federal securities laws, we cannot file the Amendment until at least 20 days after mailing this Information Statement to our stockholders.

The Board and the consenting stockholders believe that the name change is in our best interest because it better reflects our current operations and business strategy. Upon filing the Amendment, the Company’s name will change to Chatsworth Data Solutions, Inc. and the Company will apply for a new trading symbol of CDSI.

ACTION 2
ADOPTION AND APPROVAL OF THE
2006 EQUITY INCENTIVE PLAN

The Board of Directors and the consenting stockholders approved the 2006 Equity Incentive Plan (the “Plan”). The Plan was adopted to ensure that the Company continues to be able to give appropriate equity incentives to its key employees, directors and consultants and that, to this end, a sufficient number of shares of the Company’s Common Stock is available for awards to attract, retain and motivate selected participants with outstanding experience and ability. A copy of the Plan is attached as Exhibit B to this Information Statement. This summary of the Plan does not purport to be exhaustive and is expressly qualified in its entirety by reference to the full text of the Plan.

Eligibility

 The Plan provides for the granting of stock options, stock appreciation rights (“SARs”), restricted stock awards, performance unit awards and performance share awards (collectively, “Awards”) to key employees, directors and consultants of the Company and its subsidiaries. As of September 1, 2006, we had approximately 50 employees who would be eligible to receive awards under the Plan. The number of persons covered by the Plan may increase if we add additional employees (including officers) and directors. As of September 15, 2006, awards for a total of 4,500,000 shares of common stock were granted under the Plan.

Purpose

The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of participating employees, directors and consultants to those of the Company’s stockholders and by providing such employees and consultants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participating employees and consultants upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations.

Administration

The Plan is administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”).

Available Shares; Limitations on Awards

Subject to adjustments described below, no more than 10,000,000 shares of Common Stock may be issued in the aggregate under the Plan. If awards are granted under the Plan and subsequently expire or are forfeited to the Company, the shares of Common Stock underlying those awards will be available for reissuance.

Options

Plan participants may receive options to purchase shares of Common Stock for an exercise price fixed on the date of the grant. The exercise price may not be less than 85% of the fair market value of the Common Stock on the date of the grant. Grants of option rights under the Plan may be incentive stock options or non-qualified stock options. An incentive stock option is an option that is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code. A plan participant may pay the exercise price of an option in cash, by check, or by the transfer of shares of unrestricted Common Stock owned for a period of time acceptable to the plan committee and having a value at the time of exercise equal to the exercise price, by any other consideration the plan committee may deem appropriate, or by a combination thereof. The Committee shall determine the vesting schedule and requirements for continuous service associated with each grant of options and may provide for earlier vesting under specified circumstances. The vesting or exercise of option rights may be subject to the optionee or the Company achieving management objectives. No options shall be exercisable more than 10 years after the date of grant.

Stock Appreciation Rights

The Plan permits the grant of three types of SARs: Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. An Affiliated SAR is an SAR that is granted in connection with a related option and which will be deemed to automatically be exercised simultaneously with the exercise of the related option. A Freestanding SAR is an SAR that is granted independently of any options. A Tandem SAR is an SAR that is granted in connection with a related option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly cancelled).

The Committee has complete discretion to determine the number of SARs granted to any optionee or recipient and the terms and conditions pertaining to such SARs. However, the grant price must be at least equal to the fair market value of a share of the Company’s Common Stock on the date of grant in the case of a Freestanding SAR and equal to the option price of the related option in the case of an Affiliated or Tandem SAR.

Restricted Stock Awards

The Plan permits the grant of restricted stock awards which are restricted Common Stock bonuses that vest in accordance with terms established by the Committee. The Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), and/or restrictions under applicable federal or state securities laws. The Committee may accelerate the time at which any restrictions lapse, and/or remove any restrictions.

Performance Unit/Share Awards

The Plan permits the grant of performance unit and performance share awards which are bonuses credited to an account established for the recipient and payable in cash, Common Stock, or a combination thereof. Each performance unit has an initial value that is established by the Committee at the time of its grant. Each performance share has an initial value equal to the fair market value of a share of the Company’s Common Stock on the date of its grant. The number and/or value of performance unit/shares that will be paid out to recipients will depend upon the extent to which performance goals established by the Committee are satisfied.

After a performance unit/share award has vested, the recipient will be entitled to receive a payout of the number of performance unit/shares earned by the recipient, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee also may waive the achievement of any performance goals for such performance unit/share. Subject to the applicable award agreement, performance units/shares awarded to recipients will be forfeited to the Company upon the earlier of the recipient’s termination of employment or the date set forth in the award agreement.

Term

The Plan will become effective as of September 14, 2006. No grants of any kind may be made under the Plan after September 13, 2016. All awards made under the Plan that remain outstanding subsequent to that date shall continue to be governed by the terms of the Plan.

Nontransferability of Awards

Awards granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, an optionee or recipient may designate one or more beneficiaries to receive any exercisable or vested awards following his or her death.

Adjustments

The number of shares and price per share applicable to any outstanding award, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations or other reorganizations of the Company.

Market Value of Underlying Securities of the Plan

Common stock underlies all of the options and rights to be awarded under the Plan. The price on the close of trading on October ____, 2006 was $____ per share.

Federal Tax Aspects

The following is a summary of certain federal income tax consequences relating to awards under the Plan, based on federal income tax laws currently in effect. This summary is not intended to and does not describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of an option right or shares of Common Stock purchased or granted pursuant to, or any other award granted under, the 2006 Plan and does not describe any state, local or foreign tax consequences.

Tax Consequences to Participants

INCENTIVE STOCK OPTIONS. A plan participant will not recognize income upon the grant of an option intended to be an incentive stock option. Furthermore, a plan participant will not recognize ordinary income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements although the exercise may be subject to alternative minimum tax. To satisfy the employment requirement, a plan participant must exercise the option not later than three (3) months after he or she ceases to be an employee of the Company and its subsidiaries (one (1) year if he or she is disabled). To satisfy the holding period requirement, a plan participant must hold the shares acquired upon exercise of the incentive stock option for more than two (2) years from the grant of the option and more than one (1) year after the shares are transferred to him or her. If these requirements are satisfied, the plan participant will be taxed on the difference between his or her basis in the shares and the net proceeds of the sale at capital gain rates on the sale of the shares.

If a plan participant disposes of shares of Common Stock acquired upon the exercise of an incentive stock option without satisfying the holding period requirement, the plan participant will usually recognize ordinary income at the time of disposition equal to the amount of the difference between the fair market value of the stock on the date the option is exercised and the exercise price of the option.

NON-QUALIFIED STOCK OPTIONS. In general, a plan participant will not recognize income at the time an option is granted. At the time of exercise of the option, he or she will recognize ordinary income if the shares are not subject to a substantial risk of forfeiture (as defined in Section 83 of the Internal Revenue Code). The amount of such income will be equal to the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of exercise. At the time of the sale of the shares of Common Stock acquired pursuant to the exercise of an option, appreciation in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if the participant has satisfied applicable holding period requirements.

STOCK APPRECIATION RIGHTS. A plan participant will not recognize income upon the grant of a stock appreciation right. In general, a participant will recognize ordinary income at the time he or she receives payment on a stock appreciation right in the amount of the payment.

RESTRICTED SHARES. In general, a plan participant will not recognize ordinary income upon receipt of restricted shares. The plan participant will recognize ordinary income when the shares are transferable by the plan participant or are no longer subject to a substantial risk of forfeiture, whichever occurs first. At such time, the plan participant will recognize ordinary income in an amount equal to the current fair market value of the shares. A plan participant may, however, elect to recognize ordinary income when the restricted shares are granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. Any appreciation in the value of the shares after the date the shares become transferable or are no longer subject to substantial risk of forfeiture, or after the participant has made the election referred to in the preceding sentence, if applicable, will be treated as either short-term or long-term capital gain, and any depreciation in value will be treated as either short-term or long-term capital loss, depending upon how long the shares have been held.

PERFORMANCE UNITS. A plan participant will not recognize income upon the grant of performance units. In general, a plan participant will recognize ordinary income at the time he or she receives payment with respect to performance units in the amount of the payment.

TAX CONSEQUENCES TO THE COMPANY. To the extent that a plan participant recognizes ordinary income as described above, the Company, or its subsidiary for which the plan participant performs services, will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Benefits Allocated to Executive Officers

As of September 15, 2006, the following awards have been made to persons who comprise the executive group, the non-executive director group and the non-executive officer employee group. The dollar value of the awards reflects the fair market value of the stock on the date of grant.

Name and Position	Number of Shares	Dollar ($) Value on Date of Grant
Sidney L. Anderson, Executive Director	2,000,000	$---------
Clayton Woodrum, CFO	500,000	_______
J. Stewart Asbury, CEO & Pres.	1,000,000	_______

Total Executive Group	3,500,000	_______

Total Non-Executive Director Group	1,000,000	_______

Total Non-Executive Officer Employee Group	0	0

Other awards may be made to the officers, directors, and other members of the executive group in the future. Other than the awards set forth in the table above, no awards have been specifically designated to members of the executive group as of the date of this Information Statement.

Set forth in the table below is information regarding awards made through compensation plans or arrangements through December 31, 2005, the most recently completed fiscal year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column 2)

Equity Compensation Plans Approved by Security Holders	0	0	0

Equity Compensation Plans Not Approved by Security Holders	0	0	0

(1)
As of December 31, 2005, the Plan had not been proposed and therefore no options were granted; however. As of September 15, 2006 there were 5,500,000 shares available for future issuance under the Plan.

EXECUTIVE COMPENSATION

Historical Adera Compensation

None of Adera’s executive officers received compensation in excess of $100,000 for the fiscal years ended December 31, 2005, 2004 or 2003, respectively. The two executive officers and officers, Slavko Bebek and Maryna Bilvnaska, did not receive compensation for their positions as officers of the Company.

Adera acquired Chatsworth Data Corporation (“CDC”) in August 2006. Below is a summary of historical compensation for CDC executive officers.

Historical CDC Summary Compensation Table

LONG TERM COMPENSATION
		ANNUAL COMPENSATION			AWARDS		PAYOUTS
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Restricted Stock Awards ($)	Securities Underlying Options/SARs	LTIP Payout ($)	All Other Compensation ($)
William Moothart	2003 2004 2005	189,228 189,228 182,228	336,000 157,484 0
Hannes G. Boehm	2003 2004 2005	134,004 134,004 134,004	140,000 66,680 0
Frank Leftkowitz	2003 2004 2005	157,404 157,404 157,404	308,000 144,053 0
C. Bohman	2003 2004 2005	157,404 157,404 157,404	308,000 144,053 0

(1) CDC was a Subchapter S corporation prior to the purchase of CDC in August 2006. All bonuses were paid to cover income taxes of these employee shareholders.

Current Adera Summary Compensation Table

					LONG TERM COMPENSATION
		ANNUAL COMPENSATION			AWARDS				PAYOUTS
Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)		Securities Underlying Options/SARs		LTIP Payout ($)	All Other Compensation ($)
Sidney L. Anderson, Executive Director	2006	$96,000			2,000,000	(4)	2,000,000			$205,000	(2)
J. Stewart Asbury III, CEO and President	2006	$215,000					1,000,000	(3)		$18,000	(3)
Clayton Woodrum, Chief Financial Officer	2006	$96,000					500,000

(1)	All three executive officers were appointed upon closing of the CDC acquisition on August 7, 2006. The salary in the chart is the annual rate of compensation.
(2)	Mr. Anderson received $205,000 from the Company at the closing of the CDC transaction as repayment of expenses incurred during the acquisition and financing.
(3)
Mr. Asbury received an option to purchase 1,000,000 shares of common stock which vests in 36 equal monthly installments. Mr. Asbury also receives a $3,000 monthly housing allowance for the first six months of his employment which began in August 2006.

(4)	Mr. Anderson received these shares in connection with execution of his consulting agreement.

Compensation of Directors

On September 14, 2006, our Board approved a compensation plan for each non-employee director of the Board of Directors. Each non-employee director shall be granted options to acquire 250,000 shares of common stock upon joining the Board; 130,000 options vest upon joining the Board, the balance of 120,000 options vest in eight equal quarterly installments over a two year period. The exercise price is 85% the closing bid price of common stock on the grant date.

Employment Contracts

Neither the Company nor CDC had any such arrangement in the past three years. At August 7, 2006, the Company entered into the following compensation arrangements:

Asbury Agreement: Mr. Asbury has been retained as the Chief Executive Officer of CDC for a three year term at a salary of $215,000 per year. In addition, he will be paid a $3,000 monthly housing allowance for his first six months of employment and a $1,000 per month auto allowance for the term. In addition, he was granted an option to purchase 1,000,000 shares of our common stock at $0.30 per share which vest equally over the 36 month term. If Mr. Asbury is terminated without cause, he will receive the greater of $60,000 or the balance of his salary for the remainder of the term and all unvested options will vest immediately.

Woodrum Agreement: Mr. Woodrum has been engaged as a consultant to serve as the Chief Financial Officer of CDC for a term of one year at a salary of $8,000 per month. In addition, he was granted an option to purchase 500,000 shares of our common stock at $0.30 per share which are fully vested on grant. .

Anderson Agreement: Mr. Anderson has been engaged as our Chairman of the Board of Directors, Executive Director, and consultant for compensation of $8,000 per month. Mr. Anderson was reimbursed for expenses in connection with the CDC acquisition which expenses were estimated to be $205,000. In consideration for executing the consulting agreement, Mr. Anderson was granted 2,000,000 shares of our common stock. Mr. Anderson shall not receive other compensation for such services as a director of the Company. In addition, the consulting agreement includes an option to purchase 2,000,000 shares of our common stock at $0.30 per share which were fully vested upon grant. If Mr. Anderson participates in locating future acquisitions which are completed by the Company, he will receive 2.5% of the total consideration paid by the Company in such transaction, payable in stock or cash at the Company’s election. The agreement provides that even if Mr. Anderson is no longer serving as a Director, he will remain as a consultant at the foregoing rate of pay until July 2008.

ACTION 3

AMENDMENT OF THE CURRENT ARTICLES OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK AND TO AUTHORIZE THE BOARD TO DESIGNATE AND ISSUE CLASSES OR SERIES OF STOCK WITHOUT FURTHER STOCKHOLDER APPROVAL

We recently funded our acquisition of CDC by using the Company's capital stock as currency. We intend to continue to use our capital stock to further the growth of the Company by funding acquisitions, paying for consulting services, providing employment incentives, and raising additional capital. Our current Articles of Incorporation do not authorize preferred stock.

The Board of Directors and the consenting stockholders have approved a proposal to amend the Company's Articles of Incorporation in order to authorize 5,000,000 shares of preferred stock and to authorize our Board of Directors to classify or reclassify, from time to time, any unissued shares of the Company's authorized stock into one or more classes or into one or more series within one or more classes ("Blank Check Authorization"). This provision is set forth in the Amendment which is attached as Exhibit A.

The Blank Check Authorization would vest the authority in our Board of Directors to designate one or more classes or one or more series of capital stock by resolution. The provision authorizing the Board of Directors to designate terms and conditions of the capital stock in this manner is often referred to as "blank check" authority, as it gives the Board of Directors the flexibility, at any time or from time to time, without further shareholder approval (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which our securities are then listed), to create one or more classes or series of capital stock and to determine by resolution the designations, price, preferences, relative rights, and limitations of each such class or series, including voting rights, without any further vote or action by the shareholders. Because the Blank Check Authorization would entitle the Board of Directors to designate the rights, preferences, and limitations of authorized but unissued capital stock of the Company, the rights of the holders of issued and outstanding shares of our common stock are subject to, and may be adversely affected by, the rights of the holders of any capital stock which may be designated and issued in the future by the Board of Directors.

The authorization of blank check preferred stock will enable our Board of Directors to issue shares of preferred stock without further approval of the holders of common stock, the terms of which might, among other things, (i) restrict the payment of dividends on our common stock, (ii) dilute the voting power of holders of common stock, (iii) impair the liquidation rights of the holders of common stock, and/or (iv) delay or prevent a change of control or management that the holders of common stock might believe is in their best interests.

While the approval of the Blank Check Authorization, without any immediate Board designation of any new class or series of preferred stock, would not have any immediate effect on existing holders of common stock, the future issuance of blank check preferred stock, while providing desirable flexibility in connection with possible financings, acquisitions, and other corporate purposes, would have the effect of diluting our current holders of common stock and could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company.

Additionally, the Board of Directors could issue shares of preferred stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Such preferred stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. The issuance of a new series of preferred stock could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person not to be in the best interest of the stockholders and the Company.

If the Board of Directors elects to issue additional shares of preferred stock, such issuance could have a dilutive effect on the earnings per share, book value per share, voting power, and holdings of current shareholders. The additional shares of preferred stock that would become available for issuance could also be used by us to oppose a hostile takeover attempt or delay or prevent changes in control or management, as the Board of Directors could issue additional shares of preferred stock of the Company, which could dilute the stock ownership of a person attempting to obtain control of the Company, or could grant preferences, such as preferences to the Company's assets in the event of liquidation or change of control, making the common stock less valuable. Although the proposal to increase the authorized preferred stock has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor are we currently aware of any such attempts directed at the Company), shareholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

With Blank Check Authorization, the Board may provide for the issuance of preferred stock with preferential dividend and liquidation preference, whereby the newly designated preferred stock could, for example, have rights to (i) large dividends prior and in preference to other capital stockholders and (ii) liquidation preferences equal to multiples of the preferred stockholder's initial investment. Such dividend and liquidations preferences granted by the Board pursuant to the Blank Check Authorization may preclude future investment returns of the current shareholders.

In addition, an issuance of additional preferred shares by us could have an effect on the potential realizable value of a common stockholder's investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares of preferred stock would dilute the earnings per share and book value per share of all outstanding shares of our capital stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder's investment could be adversely affected.

We may issue the additional shares of preferred stock for various purposes, including (without limitation) expanding our business through acquisitions of other businesses, raising capital, and establishing strategic relationships with other companies or individuals. Unless required to do so by applicable law, a regulatory authority or a third party, further stockholder approval for the issuance of the authorized preferred stock would not be sought.

The Board of Directors and the consenting stockholder believe that the Blank Check Authorization will provide us with greater flexibility in meeting future capital requirements by enabling the Board to customize classes and series of stock to meet the needs of particular transactions and then prevailing market conditions, or to facilitate any other proper corporate purposes, such as joint ventures or acquisitions or issuance in public or private offerings as a means of raising working capital. Our Board of Directors believes the addition of authorized preferred stock and the grant of Blank Check Authorization will make a sufficient number of shares available to us for the foreseeable future should we decide to use our shares of preferred stock for one or more of the purposes identified above or otherwise. The Board of Directors believes the proposed increase in the authorized shares of preferred stock with rights, preferences, and limitations to be designated by the Board pursuant to the Blank Check Authorization is necessary to provide the Company with the flexibility to act in the future with respect to financings, acquisitions, and other corporate purposes, without the delay and expense of obtaining stockholder approval each time an opportunity requiring the issuance of preferred shares may arise.

EXHIBIT A

FIRST AMENDMENT TO ARTICLES OF INCORPORATION
OF ADERA MINES LIMITED
☐ First:

Article 1 of the Articles of Incorporation be amended and restated in its entirety to read as follows:

“The name of the Corporation is Chatsworth Data Solutions, Inc.”

Article 3 of the Articles of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

“The aggregate number of authorized shares of shares of stock which the Corporation is authorized to issue is One Hundred Five Million (105,000,000): One Hundred Million
(100,000,000) common, $.00001 par value and Five Million (5,000,000) preferred, $.00001 par value.

Preferred. The referred stock may be issued from time to time in one or more classes or series. The Board of Directors of the Corporation (the “Board of Directors”) is authorized to provide for the issuance of shares of preferred stock in one or more classes or series and, by filing a certificate pursuant to the Colorado Business Corporation Act (hereinafter referred to as “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such class or series and the qualifications, limitations and restrictions thereof prior to its issuance. Each such class or series of preferred stock shall have such voting powers as shall be authorized by the Board of Directors and stated in the applicable Preferred Stock Designation.”

☐ Second: that all other provisions of the Articles of Incorporation shall remain in full force and effect.

☐ Third: That concurrently therewith, acting by written consent, the holders of at least a majority of the issued and outstanding shares of the Corporation’s capital stock consented to the foregoing amendments in accordance with Section 78.390 of the Nevada Revised Statutes (“NRS”).

☐ Fourth: That said amendments were duly adopted by the Board of Directors in accordance with the provisions of Section 78.390 of NRS.

☐ Fifth: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, the undersigned Corporation has caused this First Amendment to its Articles of Incorporation to be signed by a duly authorized officer as of __________________, 2006.

By:
Chief Executive Officer

EXHIBIT B

Adera Mines Limited

2006 EQUITY INCENTIVE PLAN

Adera Mines Limited

2006 Equity Incentive Plan

Adera Mines Limited hereby adopts the 2006 Equity Incentive Plan, effective as of September 14, 2006, as follows:

BACKGROUND, PURPOSE AND DURATION

Background and Effective Date. The Plan provides for the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (or SARs), Restricted Stock, Performance Units, and Performance Shares. The Plan is adopted and effective as of September 14, 2006, subject to approval by the stockholders of the Company within twelve (12) months. The Company will seek stockholder approval in the manner and to the degree required under Applicable Laws. Awards may be granted prior to the receipt of stockholder approval, but such grants shall be null and void if such approval is not in fact received within twelve (12) months.

Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by aligning the interests of Participants with those of the Company’s shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of outstanding individuals, upon whose judgment, interest, and special effort the success of the Company largely is dependent.

Duration of the Plan. The Plan shall commence on the date specified in Section 0 and subject to 0 (concerning the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after September 13, 2016.

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

“1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

“Affiliated SAR” means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

“Applicable Laws” means the requirements relating to the administration of equity plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Committee” means the committee appointed by the Board to administer the Plan pursuant to Section 0.

“Company” means Adera Mines Limited, a Nevada corporation, or any successor thereto.

“Consultant” means an individual who provides significant services to the Company and/or an Affiliate, including a Director who is not an Employee.

“Director” means any individual who is a member of the Board of Directors of the Company.

“Disability” means a permanent and total disability within the meaning of Code Section 22(e)(3).

“Employee” means an employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

“Fair Market Value” means as of any date, the value of a Share determined as follows:

(a) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of, or the last market trading day prior to, the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of the Share shall be the mean between the high bid and low asked prices for the Shares on the day of, or the last market trading day prior to, the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) In the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

“Freestanding SAR” means a SAR that is granted independently of any Option.

“Incentive Stock Option” or “ISO” means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

“Option Price” means the price at which a Share may be purchased pursuant to an Option.

“Participant” means an Employee, Consultant or Director who has an outstanding Award.

“Performance Share” means an Award granted to an Employee pursuant to 0 having an initial value equal to the Fair Market Value of a Share on the date of grant.

“Performance Unit” means an Award granted to an Employee pursuant to 0 having an initial value (other than the Fair Market Value of a Share) that is established by the Committee at the time of grant.

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions.

“Plan” means the Adera Mines Limited 2006 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

“Restricted Stock” means an Award granted to a Participant pursuant to 0.

“Retirement” means, in the case of an Employee, a Termination of Employment by reason of the Employee’s retirement at or after age 62.

“Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

“Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

“Shares” means the shares of common stock of the Company.

“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to the terms of 0 is designated as an SAR.

“Subsidiary” means any “subsidiary corporation” (other than the Company) as defined in Code Section 424(f).

“Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

“Termination of Employment” means a cessation of the employee-employer or director or other service arrangement relationship between an Employee, Consultant or Director and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment or re-engagement by the Company or an Affiliate.

ADMINISTRATION

The Committee. The Plan shall be administered by the Board of Directors or by a committee of the Board that meets the requirements of this Section 0 (hereinafter referred to as the “Committee”). The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. At such time as the Company has independent directors, any Committee shall be comprised solely of Directors who are both “outside directors” under Rule 16b-3 and “independent directors” under the requirements of any national securities exchange or system upon which the Shares are then listed and/or traded.

Authority of the Committee. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power (a) to determine which Employees, Consultants and Directors shall be granted Awards, (b) to prescribe the terms and conditions of such Awards, (c) to interpret the Plan and the Awards, (d) to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) to interpret, amend or revoke any such rules.

The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers with respect to Section 16 Persons.

Decisions Binding. All determinations and decisions made by the Committee shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SHARES SUBJECT TO THE PLAN

Shares Available.

Maximum Shares Available under Plan. The aggregate number of Shares available for issuance under the Plan may not exceed Ten Million (10,000,000) Shares. Such shares may be authorized but unissued shares or treasury shares.

Adjustments. All Share numbers in this Section 0 are subject to adjustment as provided in 0.

Number of Shares. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

(a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

(b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

(c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

(d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

(e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

(f) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

(g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

Lapsed Awards. If an Award is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available to be the subject of an Award.

STOCK OPTIONS

Grant of Options. Options may be granted to Employees, Consultants and Directors at any time and from time to time, as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

Option Price. Subject to the provisions of this Section 0, the Option Price for each Option shall be determined by the Committee in its sole discretion.

Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Option Price shall be not less than Eighty Five Percent (85%) of the Fair Market Value of a Share on the date that the Option is granted.

Incentive Stock Options. In the case of an Incentive Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time that the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

Substitute Options. Notwithstanding the provisions of Sections 0 and 0, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Consultants or Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion, may determine that such substitute Options shall have an exercise price less than 100% of the Fair Market Value of the Shares on the date the Option is granted.

Expiration of Options. Unless the applicable stock option agreement provides otherwise, each Option shall terminate upon the first to occur of the events listed in Section 0, subject to Section 0.

Expiration Dates.

(a) The date for termination of the Option set forth in the Award Agreement;

(b) The expiration of ten years from the date the Option was granted, or

(c) The expiration of three months from the date of the Participant’s Termination of Employment for a reason other than the Participant’s death, Disability or Retirement, or

(d) The expiration of twelve months from the date of the Participant’s Termination of Employment by reason of Disability, or

(e) The expiration of twelve months from the date of the Participant’s death, if such death occurs while the Participant is in the employ or service of the Company or an Affiliate.

Committee Discretion. The Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. After the Option is granted, the Committee, in its sole discretion may extend the maximum term of such Option. The foregoing discretionary authority is subject to the limitations and restrictions on Incentive Stock Options set forth in Section 0.

Exercise of Options. Options granted under the Plan shall be exercisable at such times, and subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

Payment. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(a) cash;

(b) check;

(c) promissory note;

(d) other Shares which (i) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(e) consideration received by the Company from a licensed broker under a cashless exercise program implemented by the Company to facilitate “same day” exercises and sales of Options;

(f) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

(g) any combination of the foregoing methods of payment; or

(h) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions related to Federal securities laws, the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and/or any blue sky or state securities laws.

Certain Additional Provisions for Incentive Stock Options.

Exercisability. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

Termination of Employment. No Incentive Stock Option may be exercised more than three months after the Participant’s termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement and/or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant’s termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement and/or the Committee permit later exercise.

Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are Employees of the Company and/or a Subsidiary at the time of grant.

Expiration. No Incentive Stock Option may be exercised after the expiration of 10 years from the date such Option was granted; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of 5 years from the date that it was granted.

Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as provided under 0. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

STOCK APPRECIATION RIGHTS

Grant of SARs. An SAR may be granted to an Employee, Consultant or Director at any time and from time to time as determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option.

Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

ISOs. Notwithstanding any contrary provision of the Plan, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

SAR Agreement. Each SAR shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 0 (pertaining to Options) also shall apply to SARs.

Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under 0. An SAR granted to a Participant shall be exercisable during the Participant’s lifetime only by such Participant.

RESTRICTED STOCK

Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Consultants or Directors in such amounts as the Committee, in its sole discretion, shall determine.

Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

Transferability. Except as provided in this 0, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Adera Mines Limited 2006 Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Adera Mines Limited”

Removal of Restrictions. Except as otherwise provided in this 0, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 0 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

Return of Restricted Stock to Company. Subject to the applicable Award Agreement and Section 0, upon the earlier of (a) the Participant’s Termination of Employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 0, again shall become available for grant under the Plan.

Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Participant and may be paid by cancellation of any indebtedness of the Participant to the Company. The repurchase option shall lapse at a rate determined by the Committee.

PERFORMANCE UNITS AND PERFORMANCE SHARES

Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees, Consultants or Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called the “Performance Period”.

Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. After the grant of a Performance Unit/Share, the Committee, in its sole discretion, may adjust and/or waive the achievement of any performance goals for such Performance Unit/Share.

Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

Cancellation of Performance Units/Shares. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant’s Termination of Employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 0, the Shares subject thereto shall again be available for grant under the Plan.

Nontransferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under 0. A Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

BENEFICIARY DESIGNATION

If permitted by the Committee, a Participant may name a beneficiary or beneficiaries to whom any unpaid vested Award shall be paid in event of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the Committee or executor of the Participant’s estate.

DEFERRALS

The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

RIGHTS OF EMPLOYEES AND CONSULTANTS

No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause.

Participation. No Employee, Consultant or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

AMENDMENT, SUSPENSION, OR TERMINATION

The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason. However, as required by Applicable Laws, no alteration or amendment shall be effective without further stockholder approval. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.

TAX WITHHOLDING

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes required to be withheld with respect to such Award.

Shares Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy the minimum statutory tax withholding obligation, in whole or in part, by delivering to the Company Shares already owned for more than six (6) months having a value equal to the amount required to be withheld. The value of the Shares to be delivered will be based on their Fair Market Value on the date of delivery.

INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE

Changes in Capitalization; No Award Repricing. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. Further, except for the adjustments provided herein, no Award may be amended to reduce its initial exercise price, and no Award may be cancelled and replaced with an Award with a lower price.

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or sale of assets.

CONDITIONS UPON ISSUANCE OF SHARES

Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

INABILITY TO OBTAIN AUTHORITY

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

RESERVATION OF SHARES

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

LEGAL CONSTRUCTION

Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all Applicable Laws.

Securities Law Compliance. With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.